EXHIBIT NO. 10.3


                         ANNUITY RETROCESSION AGREEMENT





                          EFFECTIVE AS OF APRIL 1, 1998




                                     BETWEEN




                    THE AMERICAN LIFE & ANNUITY COMPANY, INC.
                       (REFERRED TO HEREIN AS "AMERICAN")



                                       AND



                         REASSURANCE COMPANY OF HANNOVER
                          (REFERRED TO HEREIN AS "RCH")


                                                                     HA-ALAC-50
                                                      COINSURANCE FUNDS WITHHELD

                                TABLE OF CONTENTS

Reinsurance Coverage                                                        3
Placing Reinsurance in Effect                                               3
Payments by RCH                                                             3
Payments by American                                                        4
Terms of Reinsurance                                                        4
Unusual Expenses and Adjustments                                            5
Investment Policy                                                           6
Errors                                                                      6
Reductions                                                                  6
Audit of Records and Procedures                                             6
Arbitration                                                                 6
Choice of Law and Forum                                                     7
Insolvency                                                                  7
Offset                                                                      7
Reserve Credit Account                                                      8
Parties to Agreement                                                        8
Recapture                                                                   9
Effective Date                                                              9
Duration of Agreement                                                       9
Entire Agreement                                                            9
Execution                                                                   10

SCHEDULE I
         POLICIES SUBJECT TO REINSURANCE                                    11
SCHEDULE II
         AMOUNT OF REINSURANCE                                              12
SCHEDULE III
         ANNUITY COINSURANCE FUNDS WITHHELD
         MONTHLY REPORT                                                     13
SCHEDULE IV
         ANNUAL REPORT                                                      15
SCHEDULE V
         ALLOWANCES                                                         16
SCHEDULE VI
         INTEREST RATE                                                      17
SCHEDULE VII
         ARBITRATION SCHEDULE                                               18
SCHEDULE VIII
         SECTION 1.848-2(g)(8) ELECTION                                     20
SCHEDULE IX
         STATEMENT OF INVESTMENT POLICY                                     21

                              REINSURANCE COVERAGE

A. The annuity policies (referred to herein as "policies") issued by Allianz Life Insurance Company of North America on the forms listed on
         Schedule I are 100% coinsured by RCH and shall be retroceded on a 15% quota share coinsurance funds withheld basis. by American automatically. Coinsurance funds withheld basis means reinsurance on a basis whereby RCH retrocedes to American 15% of reserves underlying the policies and retains possession of assets, valued at book value, in accordance with the statutory accounting practices and procedures permitted or prescribed by the state of domicile of Allianz, which assets (i) satisfy the reserve requirements necessary or required by applicable law or regulation with respect to American's proportionate share of liability hereunder, and (ii) are invested in accordance with the investment guidelines of RCH.

B. The reinsurance liability of American with respect to the contractual benefits provided by the policies shall be as specified in Schedule II.

C. The liability of American shall begin simultaneously with that of RCH, but in no event prior to the effective date of this Agreement. Reinsurance with respect to any policy shall not be effective and binding against American unless the insurance issued directly by Allianz is in force and unless the issuance and delivery of such insurance constituted the doing of business in a state of the United States of Allianz, the District of Columbia, or a country in which Allianz was legally and properly licensed.

D. The reinsurance under this Agreement with respect to any policy shall be maintained in force without reduction so long as the liability under such policy reinsured hereunder remains in force without reduction, unless reinsurance is terminated or reduced as provided herein.

                          PLACING REINSURANCE IN EFFECT

         Reinsurance with respect to policies issued after the effective date of this Agreement shall become effective simultaneously with the liability of RCH, provided however, that RCH shall give written notification of such reinsurance to American simultaneously with the monthly reconciliation prescribed in paragraph B of the "Terms of Reinsurance" article.

                                 PAYMENTS BY RCH

         RCH shall pay American as reinsurance premiums the gross contributions or premiums RCH receives on and after the effective date of this Agreement with respect to the portion of all policies reinsured hereunder.

                              PAYMENTS BY AMERICAN

A.       Benefits and Expenses
         ---------------------

         American shall pay RCH:

                  (1) the gross amount of all contractual benefits paid by RCH (i.e., without deduction for reserves) with respect to the portion of the policies reinsured hereunder;

                  (2) the net cash surrender values paid by RCH with respect to the portions of the policies reinsured hereunder; and

                  (3) any premium taxes paid by RCH with respect to premiums received by RCH and paid to American on the portion of the policies reinsured hereunder, provided:

                                    (a)      American shall not be obligated to
                                             pay such premium taxes directly,
                                             but shall only be obligated to
                                             reimburse RCH for premium taxes
                                             actually paid by RCH;

                                    (b)      RCH shall use its best efforts to
                                             net its premium tax obligation
                                             against payments to American; and

                                    (c)      American shall not be obligated to
                                             pay premium taxes for premiums
                                             repaid or refunded by Allianz to
                                             the policyholder.

                  (4) assessments of the various state guaranty associations paid by RCH with respect to portions of the policies reinsured hereunder.

B.       Policy Expense Allowances
         -------------------------

         Expense Allowances shall be paid in accordance with the terms and provisions of Schedule V.

                              TERMS OF REINSURANCE

A. Except as otherwise specifically provided herein, all amounts due to be paid to either RCH or American shall be determined on a net basis as of the last day of the calendar month to which such amount is attributable. All amounts shall be due and accrued as of such date. The payment of such amounts shall be submitted in accordance with the provisions of paragraph B of this article.

B.       RCH shall provide periodic reports to American as specified below:

                  (1) RCH shall submit monthly, not later than twenty (20) days after the end of each calendar month, a monthly report substantially in accord with Schedule III. Any amounts indicated in the monthly report due and payable to American shall accompany such report.

                  (2) Any amounts indicated in the monthly report due and payable to RCH shall be paid by American within twenty (20) days after the receipt of the monthly report.

                  (3) Not later than twenty (20) days after the end of each calendar year, RCH shall submit to American an annual report substantially in accord with Schedule IV.

                  (4) Interest as specified in the Schedule VI shall be paid on amounts not paid by either American or RCH when due.

                  (5) If RCH ever becomes aware that its monthly reports as required in this article did not accurately reflect the actual experience of the policies during the month, it shall promptly submit a revised summary to American. Any amount shown by the revised summary as owed by either American or RCH to the other shall be paid promptly.

                  (6) RCH may unilaterally change Schedule III and Schedule IV in order to obtain the data it reasonably needs to administer properly this Agreement or to prepare its financial statements.

C.       The parties elect to have this Agreement treated in accordance with
         Section 1.848-2(g)(8) of the Income Tax Regulations issued under
         Section 848 of the Internal Revenue Code of 1986. Specific details of this election are set forth in Schedule VIII.

                        UNUSUAL EXPENSES AND ADJUSTMENTS

A. Any unusual expenses incurred by RCH in defending or investigating a claim for policy liability or rescinding a policy reinsured hereunder, but net of unusual expenses receivable under other reinsurance agreements with respect to the portion of the policies reinsured hereunder, shall be participated in by American in the same proportion as its reinsurance bears to the total insurance under such policy.

B. For purposes of this Agreement (but not as limitation on American's liability under Paragraph A), it is agreed that penalties and interest imposed automatically by statute against RCH or Allianz and arising solely out of a judgment rendered against RCH or Allianz in a suit for policy benefits reinsured hereunder shall be considered unusual expenses.

C. In no event shall the following categories of expenses or liabilities be considered for purposes of this Agreement as "unusual expenses":

                  (1)      Routine investigative or administrative expenses;

                  (2) Expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits which RCH admits are payable.

                  (3) Expenses, fees, settlements or judgments arising out of or in connection with claims against RCH for punitive or exemplary damages;

                  (4) Expenses, fees, settlements or judgments arising out of or in connection with claims made against RCH or Allianz and based on alleged or actual bad faith, failure to exercise good faith or tortious conduct; and
                  (5)      Attorney's fees incurred by RCH or Allianz.

D. American agrees to indemnify RCH for American's equitable share of those punitive and exemplary damages awarded against RCH if:

                  (1) American actively participated in the acts or omissions, including the decision to deny a claim for policy benefits; and

                  (2) Those acts or omissions serve as a material basis for the award of punitive or exemplary damages.

American's equitable share shall be determined by an assessment of American's participation in the particular case.

                                INVESTMENT POLICY

Unless otherwise agreed by RCH and American, the investments of the assets underlying the reserves relating to the policies reinsured hereunder shall be made in accordance with the Statement of Investment Policy in Schedule IX.

                                     ERRORS

If either American or RCH shall fail to perform an obligation under this Agreement and such failure shall be the result of an error on the part of American or RCH, such error shall be corrected by restoring both American and RCH to the positions they would have occupied had no such error occurred; an "error" is a clerical mistake made inadvertently and excludes errors of judgment and all other forms of error.

                                   REDUCTIONS

If a portion of the insurance issued by Allianz on a policy reinsured hereunder is reduced or terminated, reinsurance on that policy hereunder shall be reduced or terminated correspondingly.

                         AUDIT OF RECORDS AND PROCEDURES

RCH and American each shall have the right to audit, at the office of the other, all records and procedures relating to reinsurance under this Agreement. During such audit, a party may suspend payment of any amount due, provided, however, that the provisions of Schedule VI shall continue to apply.

                                   ARBITRATION

A. It is the intention of American and RCH that the customs and practices of the insurance and reinsurance industry shall be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If American and RCH cannot mutually resolve a dispute which arises out of or relates to this Agreement, however, the dispute shall be decided through arbitration as set forth in Schedule VII. The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There shall be no appeal from their decision, except that either party may petition a court having jurisdiction over the parties and the subject matter to reduce the arbitrator's decision to judgment.

B. The parties intend this article to be enforceable in accordance with the Federal Arbitration Act (9 U.S.C., Section 1) including any amendments to that Act which are subsequently adopted. In the event that either party refuses to submit to arbitration as required by paragraph A, the other party may request a United States Federal District Court to compel arbitration in accordance with the Federal Arbitration Act. Both parties consent to the jurisdiction of such court to enforce this article and to confirm and enforce the performance of any award of the arbitrators.

                             CHOICE OF LAW AND FORUM

Florida law shall govern the terms and conditions of the Agreement. In the case of arbitration, the arbitration hearing shall take place in the city of the home office of the responding party.

                                   INSOLVENCY

A. In the event of the insolvency of RCH and the appointment of a conservator, liquidator or statutory successor of RCH, reinsurance shall be payable to such conservator, liquidator or statutory successor on the basis of claims allowed against RCH by and court of competent jurisdiction or by the conservator, liquidator or statutory successor of RCH without diminution because of the insolvency of RCH.

B. In the event of the insolvency of RCH, the conservator, liquidator or other statutory successor of RCH agrees to deliver to American written notice of the pendency of a claim on a policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, American may investigate such claim and interpose in the proceeding where such claim is to be adjudicated in the name of RCH (its conservator, liquidator or statutory successor), but at its own expense, any defense or defenses which American may deem available to RCH or its conservator, liquidator or statutory successor.

C. The expense thus incurred by American shall be chargeable, subject to court approval, against RCH as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to RCH solely as a result of the defense undertaken by American.

                                     OFFSET

         Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either American or RCH with respect to this Agreement or with respect to any other claim of one party against the other, arising from any other agreement or act of the parties, are deemed mutual debts or credits, as the case may be, and shall be set off, and only the balance shall be allowed or paid.

                             RESERVE CREDIT ACCOUNT

A. RCH shall establish an account that complies with Florida requirements relating to reinsurance credit. The account shall consist of assets which constitute admitted assets under Florida law, and shall be contributed to the account by RCH. The statutory book value of assets held in the account shall at all times equal or exceed the statutory reserves for the portion of the policies reinsured hereunder which American would have established pursuant to the laws of its state of domicile if it had retained the policies. Assets in the account will be invested by RCH in accordance with the Schedule IX hereof and RCH shall, in its discretion, set and maintain crediting rates for the policies reinsured hereunder.

B. American, may draw upon such account any time for any one or more of the following purposes, with such amounts drawn to be applied without diminution because of the insolvency of American or RCH;

                  (1) To reimburse American for RCH's quota share of premiums returned to owners of policies due to cancellations of policies;

                  (2) To reimburse American for RCH's quota share of surrenders and benefits or losses paid by American under the terms and provisions of policies; and

                  (3) To fund an account with American in an amount at least equal to the deduction. for reinsurance ceded, from American's liabilities for policies ceded under this Agreement. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), and unearned premium reserves.

C. American agrees immediately to return to RCH any amounts drawn on such account which are in excess of the actual amounts required for the purposes of subparagraphs B(1), B(2) and B(3) above.

D. American agrees to pay RCH interest compounded monthly, at the prime rate as of the end of such month, on the amounts held pursuant to subparagraph B(3), above.

                              PARTIES TO AGREEMENT

         This is an agreement for indemnity reinsurance solely between American and RCH. The acceptance of reinsurance hereunder shall not create any right or legal relation whatsoever between RCH or American, on the one hand, and the insured or the beneficiary under any policy reinsured hereunder, on the other hand, and Allianz shall be and remain solely directly liable to such insured or beneficiary under any such policy.

                                    RECAPTURE

         Within the first 36 months after the effective date of this Agreement and upon 90 days prior written notice to RCH by American, American shall have the right to cause RCH to recapture, on an "all or none" basis, policies that have not yet attained the third anniversary of their issue date, and to terminate the reinsurance hereunder with respect to such policies. For each policy so recaptured and the reinsurance with respect thereto to terminated, American shall pay to RCH, coincident with such recapture and termination, an amount equal to 101% of the statutory reserves relating to each such policy.

                                 EFFECTIVE DATE

       The effective date of this Agreement is 12:01 a.m., April 1, 1998.

                              DURATION OF AGREEMENT

A. This Agreement may be terminated at any time by either RCH or American upon thirty (30) days' prior written notice with respect to reinsurance not yet placed in force. American shall continue to accept reinsurance during the thirty (30) day notice period and shall remain liable on all reinsurance placed in effect under the Agreement until the termination or expiry of the insurance reinsured, unless the policies reinsured hereunder are recaptured by RCH.

B. The termination of this Agreement or of the reinsurance in effect under this Agreement shall not extend to or affect any of the rights or obligations of American and RCH applicable to any period prior to the effective date of such termination. In the event that, subsequent to the termination of this Agreement, an adjustment is made necessary with respect to any accounting, hereunder, a supplementary accounting shall take place. Any amount owed to either party by reason of such supplementary accounting shall be paid promptly upon the completion thereof.

                                ENTIRE AGREEMENT

A. This Agreement represents the entire agreement between American and RCH and supersedes any prior oral or written agreements between the parties regarding its subject matter.

B. No modification of this Agreement shall be effective unless set forth in a written amendment executed by both parties.

C. A waiver of a right created by this Agreement shall constitute a waiver only with respect to the particular circumstances for which it is given and not a waiver in any future circumstance.

                                    EXECUTION

         American and RCH, by their respective officers, executed this Agreement in duplicate on the dates shown below. As of the Effective Date, this Agreement consists of

                  o        This Annuity Retrocession Agreement;
                  o        Schedule I, Policies Subject to Reinsurance;
                  o        Schedule II, Amount of Reinsurance;
                  o Schedule III, Annuity Coninsurance Funds Withheld Monthly Report;
                  o        Schedule IV, Annual Report;
                  o        Schedule V, Allowances;
                  o        Schedule VI, Interest Rate;
                  o        Schedule VII, Arbitration Schedule;
                  o        Schedule VIII, Section 1.848-2(g)(8) Election; and
                  o        Schedule IX, Statement of Investment Policy

THE AMERICAN LIFE & ANNUITY COMPANY, INC.
Taxpayer I.D. # 62-1493545

By:  /s/ Stanley P. Brown, III           /s/ Oscar R. Scofield
     -------------------------               ------------------------------

Title:  President                            Vice President
        ----------------------               ------------------------------

Date:  12-15-98                              12-19-98
       -----------------------               -----------------------------


REASSURANCE COMPANY OF HANNOVER
Taxpayer I.D. # 59-2859797

By:  /s/ Craig M. Baldwin
     ---------------------------------------------------------------------

Title:  Sr. V.P. Marketing
        ------------------------------------------------------------------

Date:  December 22, 1998
       -------------------------------------------------------------------

                                   SCHEDULE I



                         POLICIES SUBJECT TO REINSURANCE
                         -------------------------------

         Ultima Flex-Premium Deferred Annuity policies and contracts issued by Allianz and sold to customers of First Banks, Inc. with the assistance of First Institutional Marketing, Inc., which policies and contracts are effective as of April 1, 1998.

                                   SCHEDULE II




                              AMOUNT OF REINSURANCE
                              ---------------------

         The amount of reinsurance under this Agreement shall be fifteen (15%) of the contractual liability of RCH on all policies listed in Schedule I.

                                  SCHEDULE III


                ANNUITY COINSURANCE FUNDS WITHHELD MONTHLY REPORT
                -------------------------------------------------
                                       to
                    The American Life & Annuity Company, Inc.
                                      from
                         Reassurance Company of Hannover



AMOUNTS DUE THE AMERICAN LIFE & ANNUITY COMPANY, INC.

Ultima Annuity Premiums (gross premium received during                          $
the month multiplied by the quota share percentage)                               --------------------------------

Premium Tax Reimbursements                                                      $
                                                                                  --------------------------------

Commission charge-backs                                                         $
                                                                                  --------------------------------

Sum of amounts due to The American Life & Annuity                               $
Company, Inc.                                                                     --------------------------------


                                       12

AMOUNTS DUE REASSURANCE COMPANY OF HANNOVER


Commission allowance (as defined in Schedule V) multiplied                      $
by (i) gross premium received during the month and (ii) the                       --------------------------------
quota share percentage.

Acquisition allowance (as defined in Schedule V) multiplied                     $
by (i) the premium collected and (ii) the quota share percentage.                 --------------------------------

Override allowance (as defined in Schedule V) multiplied                        $
                                                                                  --------------------------------
by (i) the account value at the end of the month and (ii)
the quota share percentage.

Maintenance allowance (as defined in Schedule V) multiplied                     $
by (i) the account value at the end of the month on all policies                  --------------------------------
in force at least one year and (ii) the quota share percentage.

Surrender values paid during the month, multiplied by the                       $
quota share.                                                                      --------------------------------

Annuity payments made during the month, multiplied by                           $
the quota share percentage.                                                       --------------------------------

Death benefits paid during the month, multiplied by the                         $
quota share percentage.                                                           --------------------------------

Premium taxes paid during the month, multiplied by the                          $
quota share percentage.                                                           --------------------------------

Guaranty fund assessments paid during the month, multiplied                     $
by the quota share percentage.                                                    --------------------------------

Sum of amounts due to Reassurance Company of Hannover.                          $
                                                                                  --------------------------------

Net amount due (sum of amounts due Reassurance Company                          $
of Hannover minus sum of amounts due to The American Life                         --------------------------------
and Annuity Company, Inc.


                                       13

ADDITIONAL ITEMS NEEDED BY THE AMERICAN LIFE & ANNUITY
------------------------------------------------------
COMPANY, INC. FOR FINANCIAL REPORTING
-------------------------------------

Surrender charges realized during the month, multiplied by                      $
the quota share.                                                                  ------------------------------

Surrender charges waived on death during the month, multiplied                  $
by the quota share percentage.                                                    ------------------------------

A monthly listing of reserves, account values and interest credited.

Other information reasonably requested by American from RCH, if available to RCH and in its possession.

Note:    (1)      If the net amount due is negative, then that amount is due from Reassurance Company of Hannover to The American Life &
                  Annuity Company, Inc.

         (2) If the net amount due is positive, then that amount is due from The American Life & Annuity Company, Inc. to Reassurance Company of Hannover.

                                   SCHEDULE IV


                                  ANNUAL REPORT
                                  -------------

         The annual report provided by the administrator shall provide the following information:

                  A.       Exhibit 8 from the NAIC-prescribed annual statement;

                  B. A breakdown of the reserves by withdrawal characteristics of the annuity contract;

                  C. "Analysis of Increase in Reserves" from the NAIC-prescribed annual statement;

                  D. "Exhibit of Annuities" from the NAIC-prescribed annual statement;

                  E. An actuarial certification for verification of ceded statutory reserves;

                  F.       Tax reserves and required interest;

                  G.       Other information reasonably requested

                                   SCHEDULE V


                                   ALLOWANCES
                                   ----------

I.       Commission Allowance

                           5 and 7 Year Surrender Charge

                  Policy Year                             Allowance
                  -----------                             ---------

                      1+                                    6.25%

II.      Administration Allowance

         A.       Acquisition Allowance:

                  .55% for the first $20,000,000 of premium collected;
                  .45% for the next $20,000,000 of premium collected;
                  .35% for the next $60,000,000 of premium collected;
                  .30% for the next $100,000,000 of premium collected; and .35% for all premium collected in excess of $200,000,000.

         B.       Maintenance Allowance:

                  Policy Year                             Allowance
                  -----------                             ---------

                       1                                    0.0000%
                       2+                                   0.0075%

C.                Override Allowance

                  Policy Year                             Allowance
                  -----------                             ---------

                       1+                                   0.0125%

                                   SCHEDULE VI


                                  INTEREST RATE
                                  -------------

         Interest on amounts overdue shall be at the prime rate from The Wall Street Journal on the last business day of the month for which amounts are due.

                                  SCHEDULE VII


                              ARBITRATION SCHEDULE
                              --------------------

To initiate arbitration, either American or RCH shall notify the other party in writing of its desire to arbitrate, stating that nature of its dispute and the remedy sought. The party to which the notice is sent shall respond to the notification in writing within ten (10) days of its receipt.

The arbitration hearing shall be before a panel of three (3) arbitrators, each of whom must be a present or former officer of a life insurance company. An arbitrator may not be a present or former officer, attorney, or consultant of American or RCH or either's affiliates.

American and RCH shall each name five (5) candidates to serve as an arbitrator. American and RCH shall each choose one (1) candidate from the other's party list and these two (2) candidates shall serve as the first two (2) arbitrators. If one (1) or more candidates so chosen shall decline to serve as an arbitrator, the party which name such candidate shall add an additional candidate to its list and the other party shall again choose one (1) candidate from the list. This process shall continue until two (2) arbitrators have been chosen and have accepted. American and RCH shall each present their initial list of five (5) candidates by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. Any subsequent additions to the list which are required shall be presented within ten (10) days of the date the naming party receives notice that a candidate that has been chosen declines to serve.

The two (2) arbitrators shall then select the third arbitrator from the eight
(8) candidates remaining on the lists of American and RCH within fourteen (14) days of the acceptance of their positions as arbitrators. If the two (2) arbitrators cannot agree on the choice of a third, then this choice shall be referred back to American and RCH. American and RCH shall take turns striking the name of one (1) of the remaining candidates from the initial eight (8) candidates until only one (1) candidate remains. If the candidate so chosen shall decline to serve as the third arbitrator, the candidate whose name was stricken last shall be nominated as the third arbitrator. The process shall continue until a candidate has been chosen and accepted. This candidate shall serve as the third arbitrator. The first turn at striking the name of a candidate shall belong to the party that is responding to the other party's initiation of the arbitration. Once, chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

It is agreed that each of the three (3) arbitrators shall be impartial regarding the dispute on the basis described in the "Arbitration article". Therefore, at no time will either American or RCH contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications provided by both American and RCH to inform those candidates actually chosen as arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute shall be coordinated with the other party and shall be provided simultaneously to the other party or shall take place in the presence of the other party. Further, at no time shall any arbitrator be informed that the arbitrator has been named or chosen by one (1) party or the other.

The arbitration hearing shall be held on the date fixed by the arbitrators and shall take place in the city of the Home Office of the responding party. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators shall establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party shall provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they shall give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision that sets forth their findings and any award to be paid as a result of the arbitration, except that the arbitrators may not award punitive or exemplary damages. In their decision, the arbitrators shall also apportion the costs of arbitration, which shall include, but not be limited to, their own fees and expenses.

                                  SCHEDULE VIII


                         SECTION 1.848-2(g)(8) ELECTION
                         ------------------------------



American and RCH agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued under Section 848 of the Internal Revenue Code of 1986 (hereinafter "Section 1.848-2(g)(8).")

         1. As used below, the term "party" will refer to American or RCH as appropriate.

         2. As used below, the phrases "net positive consideration" , "capitalize specified policy acquisition expenses", "general deductions limitation" and "net consideration" shall have the meaning used in Section 1.848-2(g)(8).

         3. The party with net positive consideration for this Agreement for any taxable year beginning with the taxable year prescribed in paragraph 5 below will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation.

         4. The parties agree to exchange information pertaining to the amount of net consideration under this Agreement to ensure consistency. This will be accomplished as follows:

                           (a)      American shall submit to RCH by the
                                    fifteenth day of May in each year its
                                    calculation of the net consideration for the preceding calendar year. Such calculation will be accompanied by a statement signed by an officer of American stating that American will report such net consideration in its tax return for the preceding calendar year.

                           (b)      RCH may contest such calculation by
                                    providing an alternative calculation to
                                    American in writing within thirty (30) days of RCH's receipt of American's calculation. If RCH does not so notify American, RCH will report the net consideration as determined by American in RCH's tax return for the previous calendar year.

                           (c) If RCH contests American's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the current amount within thirty (30) days of the date RCH submits its alternative calculation. If American and RCH reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the preceding calendar year.

         5. This election shall be effective for 1998 and all subsequent taxable years for which the Reinsurance Agreement remains in effect.

                                   SCHEDULE IX

                         STATEMENT OF INVESTMENT POLICY
                         ------------------------------

I.       GENERAL

         These investment guidelines are developed under the premise that RCH will continue to depend upon a steady, secure and calculable income generated by its invested assets to meet cash flow needs, thus necessitating a well balanced, low risk portfolio. However, growth is also important in order to guarantee maintenance of principal and to increase the future value of the portfolio. The purpose of these investment guidelines is to assure and secure a steady investment income stream while allowing for growth within the portfolio.

         RCH's management expects a controlled growth in RCH's underwriting activities over the next several years producing a positive cash flow. The funds to be invested will be generated by underwriting, as well as investment activities.

         The basic underlying strategy will, therefore, be a core portfolio of buy and hold positions, as well as, a percentage of trading vehicles in order to better take advantage of market cycles. Appreciation in the core portfolio will be recognized from time to time if considered advantageous by the Investment Committee.

II       OBJECTIVES

         The following objectives, ranked by priority, should be accomplished:

                  1. The investments should be secured. To provide safety of principal and interest, investment instruments have to be of high quality.

                  2.       A high return on investment on an after tax basis.

                  3. The portfolio has to be well diversified by category as well as by issuer.

II       INVESTMENT RESTRICTIONS

                  1. All executed investment transactions have to comply with the regulatory restrictions imposed by the Florida Insurance Department and any other applicable regulatory requirements. The attached exhibit of eligible investments specified by Florida law form an integral part of these guidelines.

                  2. All investment transactions must be reviewed, approved and ratified quarterly By the Investment Committee or the Board of Directors.

                  3. Investments in real estate, acquisition of stocks representing an equity interest of five percent (5%) or more, and capital contributions to subsidiaries require the prior written approval of the Boards of Directors.

                  4. Investments will be denominated in U.S.-$ only. Investments in foreign currencies or in debt instruments located outside of the United States require the prior approval of the Board of Directors. (Exception: See Convertible Bond Investment Guidelines).

                  5. Investment must be listed with the SVO of the NAIC. If a given security is not listed at the time of the purchase, RCH is responsible for applying for listing prior to the current quarter's end.

                  6. No MBS derivatives (defined as inverse-floaters, interest only strips and/or residuals) will be permitted in the portfolio.

IV       PORTFOLIO GUIDELINES

         A.       DURATION

                  Portfolio duration must equal liability duration +_.5 years (liability duration to be determined through a duration/convexity study to be performed by the Company). Current liability duration is assumed to be approximately five
                  (5) .

         B.       CONVEXITY

                  Portfolio convexity should be maximized to a level as close as possible to that of the liabilities, not to fall below - 1.0.

         C.       CREDIT

                  Overall portfolio credit quality must be equal to or greater than AA/AA. Individual securities must be rated at least investment grade (Baa3/BBB) with no more than ten percent (10%) overall permitted in the BBB (NAIC 2) category. At least forty percent (40%) of the portfolio must be invested in U.S. Government, U.S. Government guaranteed or U.S. Government Agency issues with a least 20% invested in U.S. Treasury securities.

                  An exception to this shall be the convertible securities which shall have a minimum average quality of BBB- and shall not be included in the ten percent (10%) overall limitation of BBBs mentioned in the above paragraph.

         D.       LIQUIDITY

                  At least forty percent (40%) of the portfolio must be invested in highly liquid securities defined as follows:

                  o         U.S. Treasury Bonds
                  o         U.S. Agency Debentures
                  o         GNMA Pass-Through Pools
                  o         FNMA, FHLMC Pass-Through Pools

V.       DIVERSIFICATION

                  A. No more than forty percent (40%) of the portfolio will be permitted in any one of the following categories:

                  o        U.S. Government Agency Debentures
                  o Mortgage Backed Securities (CMOs, CMBS, and pass-through pools combined)
                  o        Corporate Bonds

                  B. No more than twenty percent (20%) of the portfolio will be permitted in any of the following categories:

                  o        Municipal Bonds
                  o        Private Placement Bonds

                  C. No more than fifteen percent (15%) of the portfolio will be permitted in any of the following catergories:

                  o        Preferred Stocks
                  o        Asset Backed Securities
                  o Convertible Securities (both bond and preferred stocks), with no more than five percent (5%) of convertible allocation permitted in any one issue.

                  D. No more than ten percent (10%) of the portfolio will be permitted in short term securities with a minimum of one percent (1%) required as defined below. (No one issuer should exceed five million dollars ($5,000,000).

                  o        Certificates of Deposit
                  o        Money Market Funds
                  o        Commercial Paper (A1/P1 rated)
                  o        Repurchase Agreements
                  o        Time Deposits

VI.      PRIVATE PLACEMENT UNDERWRITING GUIDELINES

         A. All investments must be of investment grade quality - a minimum rating of Baa3/BBB-NAIC 2 or its equivalent by a nationally recognized rating agency, i.e., Standard & Poor;
                  Moody's: Duff & Phelps; Fitch; Canadian Bond Rating Co.; International Bond Rating Co., etc., or indirectly via a shadow rating (i.e., other outstanding public public and/or private debt that is structurally equivalent rated Baa3/BBB-NAIC 2 or better).

         B. Both affirmative and negative covenants shall be appropriate for the type of company and transaction and protect the noteholder against unwanted subordination and unreasonable credit deterioration.

         C. Private placements must include explicit language regarding prepayment terms. Preferably non-call or callable with a make whole provision.

         D. The average quality of the Private placement portfolio shall be no lower than A3/A-.

         E. The private placement portfolio shall be well diversified across industries, with no more than ten percent (10%) of invested assets in any one industry and one and one- half percent (1.5%) of invested assets in any one issuer.

         F. The private placement portfolio shall make up no more than ten percent (10%) of invested assets. All issue restrictions in guidelines shall also apply to private placement issues.

VII.     CONVERTIBLE BOND INVESTMENT GUIDELINES

         G. All investments will be of investment grade quality at the time of purchase. For this purpose, a security is investment grade if (1) the issuer of the security has outstanding senior indebtedness rated BBB- or better by Standard & Poors, Baa3 or better by Moody's Investor Services or a comparable rating by a reorganized rating agency (an "Investment Grade Rating"), or
                  (2) in the event that an issuer of the security has outstanding senior indebtedness that is not rated by a recognized rating agency, in good faith judgment of Advisor, such indebtedness would, if rated, have an Investment Grade Rating, or (3) if the issuer of the security does not have any outstanding senior indebtedness, in the good faith judgment of Advisor, if such indebtedness existed, it would have an Investment Grade Rating. A convertible security generally carries a rating that is lower than the credit rating of the issuer's outstanding senior indebtedness. As a result, a portion of the portfolio (up to 25%) may consist of securities that carry a minimum credit of BB-/Ba3.

         H. All investments will be U.S.-$ denominated only. The convertible portfolio may invest up to 50% of its assets in U.S.-$ denominated obligations of non-U.S. entities.

         I. The convertible portfolio may invest up to 30% of its assets in convertible preferred stocks.

         J. The convertible portfolio may invest in 144A placement securities.

VIII.    EXECUTION OF PORTFOLIO TRANSACTIONS

         The management of RCH is hereby vested with the authority to execute purchases and sales of investments within the objectives and restrictions referenced herein.

         Asset Allocation & Management Company, LLC (AAM) will recommend the investments to be purchased and/or sold. The actual execution of investment transactions will be performed by AAM or a responsible RCH official appointed by the President, Treasurer, or by the Investment Department of Hannover Ruckverischerungs-AG.

         The management of RCH is responsible for monitoring the existing security holdings, implementing proper internal control procedures, accurate recording of all investment transactions, and for all overall investment performance.

IX.      PERFORMANCE Measuremen

         The yield on the whole invested portfolio should exceed a minimum of six percent (6%).

         RCH management will prepare for review by the Investment Committee yearly comparisons with investment returns accomplished by other comparable companies and/or appropriate published indexes shall be conducted.

                                   AMENDMENT 1

                      TO THE ANNUITY RETROCESSION AGREEMENT

                                     BETWEEN

                    THE AMERICAN LIFE & ANNUITY COMPANY, INC.
                 (Referred to in this Amendment 1 as "American")

                                       AND

                         REASSURANCE COMPANY OF HANNOVER
                   (Referred to in this Amendment 1 as "RCH")

         This Amendment I is to be attached to and made a part of the Annuity Retrocession Agreement HA-ALAC-50 effective as of April 1, 1998 (the "Effective Date") between American and RCH (the "Agreement"). Except as otherwise provided herein, all terms and provisions of the Agreement shall continue unchanged in full force and effect.

1        The section of the Agreement entitled "PAYMENTS BY AMERICAN" is amended by adding the following:

         I.       Coinsurance Funds Withheld Reserves

                  American shall pay to RCH on a monthly basis an amount, if negative, equal to the difference of (i) reserves with respect to the portion of the policies reinsured hereunder for the prior month minus (ii) reserves with respect to the portion of the policies reinsured hereunder for the month for which such amount is being calculated.

2. Schedule III of the Agreement is deleted in its entirety and replaced with Schedule III attached hereto and incorporated herein by reference.

         In witness whereof, the parties have executed this Amendment I effective as of the Effective Date.

         THE AMERICAN LIFE &                                           REASSURANCE COMPANY OF
         ANNUITY COMPANY                                               HANNOVER
         Knoxville, Tennessee                                          Orlando, Florida
By:      /s/ Stanley P. Brown III                                      By:  /s/ Craig M. Baldwin
         ------------------------------------------------                   ----------------------------------------------------
             Stanley P. Brown III                                               Craig M. Baldwin
Title:  President                                                      Title: Sr. Vice President, Marketing

Witness:                                                               Witness:
        ----------------------------------------------                          ---------------------------------------------

Date: 5-28-99                                                          Date: 5/17/99
      --------------------------------------------------                     --------------------------------------------------

                                  SCHEDULE III

                ANNUITY COINSURANCE FUNDS WITHHELD MONTHLY REPORT
                -------------------------------------------------
                                       to
                    The American Life & Annuity Company, Inc.
                                      from
                         Reassurance Company of Hanover


AMOUNTS DUE THE AMERICAN LIFE & ANNUITY COMPANY, INC.
-----------------------------------------------------

Ultima Annuity Premiums (gross premium received during
the month multiplied by the quota share percentage)                                     $
                                                                                         ---------------------------

Premium Tax Reimbursements                                                              $
                                                                                         ---------------------------

Commission charge-backs                                                                 $
                                                                                         ---------------------------

Sum of amounts due to The American Life & Annuity                                       $
Company, Inc.                                                                            ---------------------------


AMOUNTS DUE REASSURANCE COMPANY OF HANNOVER
-------------------------------------------

Coinsurance funds withheld reserve amount, if negative, equal to (A) the difference between (i) reserves underlying the policies for the prior month minus (ii) reserves underlying the policies for this month, multiplied by (B)
the quota share percentage (then use the absolute value of such amount)                 $
                                                                                         ---------------------------
Commission allowance (as defined in Schedule V) multiplied
by (i) the gross premium received during the month and
(ii) the quota share percentage.                                                        $
                                                                                         ---------------------------

Acquisition allowance (as defined in Schedule V) multiplied
by (i) the premium collected and (ii) the quota share percentage.                       $
                                                                                         ---------------------------

Override allowance (as defined in Schedule V) multiplied by
(i) the account value at the end of the month and (ii) the quota                        $
share percentage.                                                                        ---------------------------


Maintenance allowance (as defined in Schedule V) multiplied by
(i) the account value at the end of the month on all policies in
force at least one year and (ii) the quota share percentage.                            $
                                                                                         --------------------------

Surrender values paid during the month, multiplied by the
quota share percentage.                                                                 $
                                                                                         --------------------------

Annuity payments made during the month, multiplied by the
quota share percentage.                                                                 $
                                                                                         --------------------------

Death benefits paid during the month, multiplied by the
quota share percentage.                                                                 $
                                                                                         --------------------------


                                       27

Guaranty fund assessments paid during the month, multiplied
by the quota share percentage.                                                          $
                                                                                         --------------------------

Sum of amounts due to Reassurance Company of Hannover.                                  $
                                                                                         --------------------------

Net amount due (sum of amounts due Reassurance Company
of Hannover minus sum of amounts due to the American Life
& Annuity Company, Inc.                                                                 $
                                                                                         --------------------------

ADDITIONAL ITEMS NEEDED BY THE AMERICAN LIFE & ANNUITY
------------------------------------------------------
COMPANY, INC. FOR FINANCIAL REPORTING
-------------------------------------

Surrender charges realized during the month, multiplied by the
quota share percentage.                                                                 $
                                                                                         ---------------------------

Surrender charges waived on death during the month, multiplied
by the quota share percentage.                                                          $
                                                                                         --------------------------

A monthly listing of reserves, account values and interest                              $
credited.                                                                                --------------------------


Other information reasonably requested by American from RCH, if available to RCH and in its possession.

Note:    (1)      If the net amount due is negative, then the amount is due from
                  Reassurance Company of Hannover to The American Life &
                  Annuity Company, Inc.

         2. If the net amount due is positive, then that amount is due from The American Life & Annuity Company, Inc. to Reassurance Company of Hannover.


                                       28